The Loans included in the Pool have the characteristics set forth below and in the tables beginnings on the following page. Unless otherwise indicated, all percentages and weighted averages are percentages and weighted averages of the Cut-Off Date Pool Principal Balance.

Loan Statistics


     As of November 30, 1997 (the "Cut-Off Date"), the Loans consisted of 2,732 Loans with an aggregate Principal Balance totaling $119,972,004 (the "Cut-Off Date Pool Principal Balance"). The Loans bear interest at fixed Loan Rates which range from 9.5% per annum to 18% per annum and have a weighted average Loan Rate of approximately 13.27% per annum. The Cut-Off Date Principal Balances of the Loans range from $13,414 to $150,000 and average $43,914. As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Loans was approximately 264 months and the weighted average number of months that have elapsed since origination was 3 months. As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans was approximately 110%, with the highest Combined Loan-to-Value Ratio being 134%. As of the Cut-Off Date, 2,107 of the Loans (representing approximately 79% of the Cut-Off Date Pool Principal Balance) had a Combined Loan-to-Value Ratio in excess of 100%. All of the Loans are fully amortizing loans having original stated maturities of not more than 25 years. No Loan is scheduled to mature later than December 1, 2022.

     As of the Cut-Off Date, all of the Loans were secured by Mortgaged Properties located in 48 states and the District of Columbia. As of the Cut-Off Date, all of the Loans were secured by Mortgaged Properties represented by the related Obligors to be owner-occupied. As of the Cut-Off Date, approximately 0.4% of the Loans (by Cut-Off Date Pool Principal Balance) were secured by first liens on the related Mortgaged Property and approximately 99.6% of the Loans (by Cut-Off Date Pool Principal Balance) were secured by second liens on the related Mortgaged Property.

     As of the Cut-Off Date 55 of the Loans, representing approximately 1.7% of the Cut-Off Date Pool Principal Balance, were 30 days or more past due. The weighted average Credit Score for the Loans was 687.

     The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                    Geographic Distribution of Initial Loans

                                              Aggregate            % of
                                             Cut-Off Date      Cut-Off Date
                                 Number of    Principal       Pool Principal
State                              Loans       Balance           Balance
-----                              -----       -------           -------

Alabama....................       73             $2,636,876         2.2%
Alaska.....................       20                932,433         0.8
Arizona....................       46              2,182,242         1.8
Arkansas...................        6                315,280         0.3
California.................    1,298             61,251,393        51.1
Colorado...................       26              1,086,165         0.9
Connecticut................       28              1,087,098         0.9
Delaware...................        7                287,980         0.2
District of Columbia.......        1                 29,924         0.0
Florida....................      121              5,294,910         4.4
Georgia....................       66              2,613,769         2.2
Hawaii.....................       10                489,240         0.4
Idaho......................        7                291,664         0.2
Illinois...................       67              2,512,287         2.1
Indiana....................       48              1,869,251         1.6
Iowa.......................       19                735,410         0.6
Kansas.....................       26                949,295         0.8
Kentucky...................       24              1,030,787         0.9
Louisiana..................       42              1,875,398         1.6
Maine......................       27              1,256,594         1.0
Maryland...................       52              2,230,294         1.9
Massachusetts..............       38              1,503,202         1.3
Michigan...................       51              2,058,870         1.7
Minnesota..................       20                778,352         0.6
Mississippi................       22                749,860         0.6
Missouri...................       43              1,612,294         1.3
Montana....................       12                464,551         0.4
Nebraska...................        8                277,612         0.2
Nevada.....................       31              1,326,095         1.1
New Hampshire..............       15                502,838         0.4
New Mexico.................       16                685,268         0.6
New York...................       15                750,796         0.6
North Carolina.............       53              2,164,561         1.8
North Dakota...............        5                171,935         0.1
Ohio.......................        1                 39,972         0.0
Oklahoma...................       34              1,329,218         1.1
Oregon.....................       17                897,971         0.7
Pennsylvania...............       82              3,036,635         2.5
Rhode Island...............        8                285,565         0.2
South Carolina.............       15                510,129         0.4
South Dakota...............        4                174,317         0.1
Tennessee..................       42              1,511,458         1.3
Utah.......................       27              1,023,064         0.9
Vermont....................       11                399,234         0.3
Virginia...................       64              2,981,566         2.5
Washington.................       44              1,953,465         1.6
West Virginia..............        8                357,038         0.3
Wisconsin..................       26              1,172,431         1.0
Wyoming....................       6                 295,414         0.2
                               -----           ------------       -----
     Total.................    2,732           $119,972,004       100.0%
                               =====           ============       =====

                         Cut-Off Date Principal Balances


                                                               Aggregate            % of
                                                              Cut-Off Date      Cut-Off Date
       Range of Cut-Off Date                   Number of        Principal       Pool Principal
         Principal Balances                      Loans         Balance           Balance
         ------------------                      -----         -------           -------

$ 10,000.01 - $ 20,000....................        196            $ 3,437,020         2.9%
$ 20,000.01 - $ 30,000....................        676             17,946,793        15.0
$ 30,000.01 - $ 40,000....................        654             23,224,896        19.4
$ 40,000.01 - $ 50,000....................        500             23,341,339        19.5
$ 50,000.01 - $ 60,000....................        225             12,652,111        10.5
$ 60,000.01 - $ 70,000....................        157             10,273,824         8.6
$ 70,000.01 - $ 80,000....................        142             10,680,028         8.9
$ 80,000.01 - $ 90,000....................         63              5,405,760         4.5
$ 90,000.01 - $100,000....................         76              7,542,717         6.3
$100,000.01 - $110,000....................         11              1,177,380         1.0
$110,000.01 - $120,000....................          4                469,782         0.4
$120,000.01 - $130,000....................         14              1,750,074         1.5
$130,000.01 - $140,000....................          2                271,337         0.2
$140,000.01 - $150,000....................         12              1,798,942         1.5
                                                -----           ------------       -----
     Total................................      2,732           $119,972,004       100.0%
                                                =====           ============       =====

     As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the Loans was $43,914.



                                   Loan Rates

                                                  Aggregate            % of
                                                 Cut-Off Date      Cut-Off Date
                                     Number of    Principal       Pool Principal
Range of Loan Rates                    Loans       Balance           Balance
-------------------                    -----       -------           -------

 9.001% -  9.500%...................      46        $ 1,883,321         1.6%
 9.501% - 10.000%...................      77          3,814,488         3.2
10.001% - 10.500%...................      76          3,931,271         3.3
10.501% - 11.000%...................      61          3,268,901         2.7
11.001% - 11.500%...................     131          6,170,532         5.1
11.501% - 12.000%...................     141          7,145,370         6.0
12.001% - 12.500%...................     229         11,115,542         9.3
12.501% - 13.000%...................     390         18,681,412        15.6
13.001% - 13.500%...................     329         14,943,910        12.5
13.501% - 14.000%...................     320         14,821,647        12.4
14.001% - 14.500%...................     303         12,107,210        10.1
14.501% - 15.000%...................     363         13,208,961        11.0
15.001% - 15.500%...................     128          4,155,397         3.5
15.501% - 16.000%...................      92          3,313,677         2.8
16.001% - 16.500%...................      24            777,421         0.6
16.501% - 17.000%...................      19            548,175         0.5
17.001% - 17.500%...................       2             54,768         0.0
17.501% - 18.000%...................       1             30,000         0.0
                                       -----       ------------       -----
     Total..........................   2,732       $119,972,004       100.0%
                                       =====       ============       =====


     As of the Cut-Off Date, the weighted average Loan Rate of the Loans was approximately 13.27% per annum.



                                  Lien Priority

                                               Aggregate            % of
                                              Cut-Off Date      Cut-Off Date
                                Number of      Principal       Pool Principal
Lien Priority                    Loans          Balance           Balance
-------------                    -----          -------           -------

First Lien...............          11               $494,184         0.4%
Second Lien..............       2,721            119,477,820        99.6
                                -----           ------------       -----
     Total...............       2,732           $119,972,004       100.0%
                                =====           ============       =====

                            Months Since Origination


                                           Aggregate            % of
                                          Cut-Off Date      Cut-Off Date
                           Number of       Principal       Pool Principal
Loan Age (in months)         Loans           Balance           Balance
--------------------         -----           -------           -------

Less than one...........      157             $8,765,195         7.3%
1 - 3...................    1,568             71,784,052        59.8
4 - 6...................      930             36,832,191        30.7
7 - 9...................       77              2,590,566         2.2
                            -----           ------------       -----
    Total..............     2,732           $119,972,004       100.0%
                            =====           ============       =====

     As of the Cut-Off Date, the weighted average number of months since origination of the Loans was 3 months.


                           Remaining Terms to Maturity

                                                 Aggregate            % of
                                                Cut-Off Date      Cut-Off Date
Range of Remaining                   Number of   Principal       Pool Principal
Terms to Maturity (in months)           Loans     Balance           Balance
-----------------------------           -----     -------           -------

 91 - 120...........................       7          $311,774         0.3%
151 - 180...........................     696        27,423,227        22.9
211 - 240...........................     272        10,645,360         8.9
241 - 270...........................       1            48,957         0.0
271 - 300...........................   1,756        81,542,687        68.0
                                       -----      ------------       -----
     Total..........................   2,732      $119,972,004       100.0%
                                       =====      ============       =====

     As of the Cut-Off Date, the weighted average remaining term to maturity of the Loans was approximately 264 months.


                           Original Terms to Maturity

                                           Aggregate            % of
                                          Cut-Off Date      Cut-Off Date
Original Term             Number of        Principal       Pool Principal
to Maturity (in months)     Loans           Balance           Balance
-----------------------     -----           -------           -------

 91 - 120.................      7               $311,774         0.3%
151 - 180.................    695             27,348,441        22.8
181 - 210.................      1                 74,786         0.1
211 - 240.................    272             10,645,360         8.9
241 - 270.................      1                 48,957         0.0
271 - 300.................  1,756             81,542,687        68.0
                            -----           ------------       -----
     Total................  2,732           $119,972,004       100.0%
                            =====           ============       =====

     As of the Cut-Off Date, the weighted average original term to maturity of the Loans was approximately 267 months.

                                  Credit Score

                                                Aggregate            % of
                                               Cut-Off Date      Cut-Off Date
                                Number of       Principal       Pool Principal
Range of Credit Scores             Loans         Balance           Balance
----------------------             -----         -------           -------

600 to 619.....................      8             $  240,499         0.2%
620 to 639.....................    232              6,628,944         5.5
640 to 659.....................    462             16,179,791        13.5
660 to 679.....................    561             24,728,114        20.6
680 to 699.....................    667             33,040,434        27.5
700 to 719.....................    427             21,466,505        17.9
720 to 739.....................    205              9,858,175         8.2
740 to 759.....................    116              5,404,808         4.5
760 to 779.....................     38              1,763,226         1.5
780 to 799.....................     15                636,527         0.5
800 to 819.....................      1                 24,981         0.0
                                 -----           ------------       -----
     Total.....................  2,732           $119,972,004       100.0%
                                 =====           ============       =====


     As of the Cut-Off Date, the weighted average Credit Score of the Loans was 687.


                              Debt-to-Income Ratio

                                               Aggregate            % of
                                              Cut-Off Date      Cut-Off Date
                                  Number of    Principal       Pool Principal
Range of Debt-to-Income Ratios       Loans      Balance           Balance
------------------------------       -----      -------           -------

20.00 and less....................     18         $  693,251         0.6%
20.01 to 25.00....................     76          2,840,460         2.4
25.01 to 30.00....................    201          8,407,044         7.0
30.01 to 35.00....................    392         16,107,987        13.4
35.01 to 40.00....................    539         23,332,501        19.4
40.01 to 45.00....................    801         33,223,779        27.7
45.01 to 50.00....................    684         34,260,857        28.6
Greater than 50...................     21          1,106,125         0.9
                                    -----       ------------       -----
     Total........................  2,732       $119,972,004       100.0%
                                    =====       ============       =====

     As of the Cut-Off Date, the weighted average debt-to-income ratio of the Loans was approximately 40%.